UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 4, 2007

ALDABRA 2 ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Terrapin Partners LLC
540 Madison Avenue, 17th Floor
New York, New York  10022
(Address of principal executive offices)

212-710-4100
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Commencing shortly after the filing of this Form 8-K, Aldabra 2 Acquisition Corp. (the “Company”) intends to hold additional presentations for certain of its stockholders, as well as other persons who might be interested in purchasing the Company’s securities, regarding its acquisition of the paper and packaging businesses of Boise Cascade, LLC.  The Company previously included its November 2007 presentation in its Form 8-K filed with the SEC on November 26, 2007.  A copy of the Company’s December 2007 presentation, presented at the Citibank Basic Materials Symposium, is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Where to Find Additional Information

The Company has filed with the SEC a preliminary proxy statement and plans to file with the SEC a definitive proxy statement in connection with the proposed transaction. Investors are urged to carefully read the proxy statements and any other relevant documents filed with the SEC when they become available, because they will contain important information about the Company and the transaction. Copies of the proxy statements and other documents filed by the Company will be available at the Web site maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The Company, its current directors and executive officers, and certain individuals nominated to serve as the Company’s directors or executive officers following the proposed acquisition may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with such acquisition.  In addition, Lazard Capital Markets LLC and Pali Capital, Inc., two of the underwriters for the Company’s IPO, may assist in these efforts and may also be deemed to be participants in such solicitations of proxies.  In connection with the Company’s IPO, the Company has agreed to pay the underwriters for the IPO an underwriting discount, a portion of which (in the amount of $12,420,000) would not be payable unless and until the Company completes a business combination. The Company will not pay the underwriters additional fees in connection with any such efforts.  Information regarding the Company's current directors and executive officers is available in the Company’s Registration Statement on Form S-1 (Registration Nos. 333-141398 and 333-143890), which was filed with the SEC on March 19, 2007, and subsequent amendments thereto, and are also contained in the Company’s preliminary proxy statement.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are set forth in the proxy statements currently and to be filed with the SEC in connection with the proposed acquisition.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Investor Presentation, dated December 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDABRA 2 ACQUISITION CORP.

	By:	/s/ Jason Weiss
Name: Jason Weiss
Title: Chief Executive Officer

Date: December 4, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor Presentation, dated December 2007